                                                                   EXHIBIT 23.3

                               CONSENT OF COUNSEL

         We consent to the use of our name under the caption "Experts" in the Prospectus, which constitutes part of the Registration Statement for the Common Stock of SpectRx, Inc. on Form S-1.

FLESHNER & KIM

/s/ Mark Fleshner
----------------------------
Mark Fleshner

June 11, 1997